UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2010 (May 19, 2010)

HALLADOR ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Colorado	0-14731	84-1014610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver Colorado	80264-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-839-5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

We adopted a new Code of Conduct (the “Code”) effective May 19, 2010.  The Code is posted on the corporate governance page of our website at http://www.halladorenergy.com.

The Code is attached to this Form 8-K as Exhibit 14.

Item 8.01: Other Events

On May 19, 2010, we issued a press release announcing that we have been approved for listing on the NASDAQ and will begin trading on Friday, May 21, 2010 under the symbol HNRG.   Hallador personnel will preside over the NASDAQ Opening Bell on Thursday, May 27, 2010.  A copy of the Press Release is attached as Exhibit 99.

Item 9.01: Financial Statements and Exhibits

(d)  Exhibits

14 -	Hallador Energy Company’s Code of Ethics
99 -	Press Release dated May 19, 2010 titled “Hallador Energy Company (HNRG) Announces Listing on NASDAQ Capital Market”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010	HALLADOR ENERGY COMPANY By: /s/W. Anderson Bishop W. Anderson Bishop, CFO